Exhibit 99.3

EXECUTION COPY

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER

AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION

AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MAY 28,

2008 BY AND BETWEEN BAJA MARINE CORPORATION AND REGIONS BANK.

EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY

THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

SECURED SUBORDINATED PROMISSORY NOTE

May 28, 2008	$4,000,000

For value received, the undersigned, Baja By Fountain, Inc., a North Carolina corporation (the “Company”), promises to pay to Baja Marine Corporation, a Delaware corporation (“Baja”), Four Million ($4,000,000), payable as set forth below.

This Note is issued pursuant to the Asset Purchase Agreement, dated as of May 28, 2008, among the Company and Baja (the “Asset Purchase Agreement”). The obligations of the Company under this Note are guaranteed by Fountain Powerboat Industries, Inc., a Nevada corporation (“Guarantor”), which owns all the capital stock of the Company. Capitalized terms used but not defined herein have the respective meanings set forth in the Baja Engine Supply Agreement (the “Baja Engine Supply Agreement”) dated the date hereof among Guarantor, the Company and Mercury Marine, a Division of Brunswick Corporation (“Mercury”), unless otherwise noted.

Interest shall accrue on the unpaid principal amount of this Note at a rate per annum equal to 7%; provided that if this Note becomes due and payable because of an Event of Default, then this Note shall bear interest at a rate per annum equal to 12%. Except as provided below, all accrued and unpaid interest shall be payable at maturity (by acceleration or otherwise) and, if applicable, thereafter on demand, in each case for the period to (but not including) the date of payment. Interest shall be computed for the actual number of days elapsed on the basis of a 360-day year. Notwithstanding anything to the contrary contained herein, the Company shall never be required to pay interest on this Note at a rate in excess of the maximum interest rate that may be lawfully charged under the law of the State of Illinois or any other applicable jurisdiction.

The unpaid principal amount of this Note and all interest hereon shall be due and payable on June 30, 2020; provided, however, that if, as of June 30, 2020, there is no continuing Event of Default (as defined later in this Note), no principal or interest shall be due hereunder, all obligations of the Company under this Note shall be discharged without payment and neither the Company nor Guarantor shall have any further obligation or liability under this Note. Upon payment in full or discharge without payment as described above, Baja or other holder shall deliver this Note to the Company for cancellation.

Except as otherwise expressly provided herein, all payments hereunder shall be made in United States dollars and in immediately available funds at the office of Mercury, P.O. Box 1939, Fond du Lac, Wisconsin 549360-1936, Attention: Controller, or such other office or account as Baja may reasonably designate from time to time. Any payment received after noon (Chicago time) on a business day shall be deemed to have been received on the immediately following business day. All such payments shall be applied, first, to any amount then due and payable under this Note other than interest and principal (including reasonable attorneys’ fees and charges); second, to accrued and unpaid interest on this Note; and, last, to the unpaid principal of this Note.

Pursuant to a Security Agreement entered into as of the date hereof (the “Security Agreement”), the Company has granted certain security to Baja to secure payment of its obligations under this Note. The rights of Baja and any other holder of this Note to payment under this Note and enforcement of this Note are subordinated to the holders of Senior Debt (as defined in the Security Agreement) as provided in the Subordination Agreement.

Absent an Event of Default, the Company may not prepay all or any portion of the principal amount of this Note at any time.

The Company shall prepay the principal of this Note in full (i) upon demand by Baja if an Event of Default occurs under subsections (a), (b), (d) or (e) below, and (ii) without demand by Baja if an Event of Default occurs under subsection (c) below. In either case such prepayment shall be accompanied by all accrued and unpaid interest.

Each of the following shall be an “Event of Default” under this Note:

(a)	One or more final non-appealable judgments or orders for the payment of money in the aggregate of $1,000,000 or more shall be rendered against the Company, Guarantor or any of their subsidiaries (each of the foregoing, a “Loan Party”) and such judgments or orders shall continue unsatisfied and unstayed for a period of sixty (60) days.

(b)	Any termination by any Loan Party of the Baja Engine Supply Agreement or the Engine Supply Agreement, dated as of July 17, 2003, among Reginald M. Fountain, Fountain Powerboats, Inc., a North Carolina corporation (“FPI”), Guarantor and Mercury (the “2003 Engine Supply Agreement”) (the Baja Engine Supply Agreement and the 2003 Engine Supply Agreement are collectively referred to as the “Supply Agreements”) or any breach by any Loan Party of the Supply Agreements that would entitle Mercury to terminate the Supply Agreements, which shall remain uncured for more than sixty (60) days after written notice to the Company of the breach or termination.

(c)	Any failure to pay any indebtedness (including any guaranty or capital lease) of any Loan Party in excess of $1,000,000, when due (subject to the expiration of any applicable grace period), whether by acceleration or otherwise and such indebtedness shall remain unpaid or otherwise unsatisfied for a period of sixty (60) days after written notice from Baja.

(d)	The Company (or any subsidiary of the Company which may hold the Purchased Assets) shall sell all or substantially all of the Purchased Assets to a purchaser who does not commit in writing to assume the obligations of Company pursuant to the Supply Agreements, the Security Agreement and this Note.

(e)	Guarantor or FPI shall sell all or substantially all of its assets to a purchaser who does not commit in writing to assume the obligations of Guarantor or FPI pursuant to the 2003 Engine Supply Agreement and this Note.

(f)	Any Loan Party becomes insolvent or applies for a trustee, receiver or other custodian for it or a substantial part of its property; a trustee, receiver or other custodian is appointed for the Company or for a substantial part of its property and such appointment is not dismissed or withdrawn in sixty (60) days; or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party and is not dismissed or withdrawn within sixty (60) days.

Notwithstanding the foregoing, the provisions of subsections (a), (c) and (f) above shall not constitute an Event of Default, if one or more of the Loan Parties continue to operate as boat builders manufacturing Fountain and/or Baja boats, with a reasonably forecasted annual sales volume of at least 33% of the actual sales volume of the combined businesses for model year 2008 (the combined businesses being Fountain Boats and the Purchased Models as defined in the Asset Purchase Agreement between the Company and Baja).

If an Event of Default occurs under subsection (c) above, the principal of, all interest on and all other amounts payable under this Note shall become immediately due and payable, without presentment, demand, protest or notice of any kind. If any other Event of Default occurs and is continuing, Baja may declare the principal of, all interest on and all other amounts payable under this Note to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, without presentment, demand, protest or notice of any kind. Baja shall use reasonable efforts to promptly notify the Company of any such declaration, but failure to do so shall not affect such declaration. Without limiting the foregoing, if an Event of Default occurs and is continuing, Baja may take any other action it deems appropriate under any document related hereto (including under the Supply Agreement, any guaranty, or any security agreement, pledge agreement or other document granting collateral to Baja in connection herewith).

In addition to, and not in limitation of, the foregoing, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable costs, expenses, and charges, including reasonable attorneys’ fees and expenses, incurred by the holder of this Note in seeking to collect any amount payable hereunder that is not paid when due, whether by acceleration or otherwise, immediately upon demand of the holder of this Note.

This Note may not be amended or otherwise modified except pursuant to a written document signed by both the Company and Baja. This Note shall be governed by the laws of the

State of Illinois applicable to contracts made and performed entirely within such State. The Company may not assign this Note without the prior written consent of Baja. Baja may assign this Note without consent by the Company; provided that such assignment shall not become effective until such assignee signs a subordination agreement substantially similar to the Subordination Agreement, and such assignment and subordination agreement is approved by Regions Bank in its sole discretion.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT BAJA’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY LITIGATION REFERRED TO ABOVE. THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO BAJA AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

THE UNDERSIGNED AND (BY ACCEPTING THE BENEFITS HEREOF) BAJA HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

BAJA BY FOUNTAIN, INC.

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman, Chief Executive Officer and President

Address:
1653 Whichard’s Beach Road

Washington, NC 27889

The undersigned hereby guarantees performance by the Company of all obligations of the Company under this Note.

GUARANTOR

FOUNTAIN POWERBOAT INDUSTRIES, INC.

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman, Chief Executive Officer and President

Address:
1653 Whichard’s Beach Road
Washington, NC 27889

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